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                                 HIGHMARK FUNDS

                                  EQUITY FUNDS
                               FIXED INCOME FUNDS

                     Supplement dated September 24, 2002 to
                Retail Shares Prospectus dated November 30, 2001

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT WHICH IS CONTAINED IN THE PROSPECTUS. PLEASE KEEP THIS SUPPLEMENT AND READ IT TOGETHER WITH THE PROSPECTUS.

GROWTH FUND SPECIAL PROMOTION -- The Growth Fund special promotion has been extended. The Growth Fund will continue to waive the front-end sales charge imposed on all purchases of Class A Shares until October 11, 2002. All subsequent purchases of Class A Shares made after October 11, 2002 will be subject to the applicable front-end sales charge described in the "Fee and Expense" table on page 10 of the Prospectus.

               PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.

HMK-SU-003-0100